                                                         Exhibit 10.31

                         FIFTH AMENDMENT AND WAIVER AGREEMENT
                         ------------------------------------

    WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership with an address at 770 N. Center Street, Versailles, Ohio 45380 (the "Borrower"), PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association (the "Agent"), THE FIFTH THIRD BANK OF WESTERN OHIO, an Ohio state banking corporation (previously incorrectly identified as a national banking association) with offices located at 123 Market Street, Piqua, Ohio 45356, and PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association with offices located at 201 East Fifth Street, Cincinnati, Ohio 45202 (each individually a "Lender" and collectively "Lenders"), agree as follows, as of May 9, 1996 (the "Effective Date"):

    1.   RECITALS.

         1.1 The Borrower, the Agent and the Lenders entered into a Credit Agreement dated June 13, 1994, which was amended by an Amendment to Credit Agreement dated March 31, 1995, a Second Amendment to Credit Agreement dated April 20, 1995, a Third Amendment to Credit Agreement dated July 11, 1995 and a Fourth Amendment to Credit Agreement dated November 7, 1995 (collectively, the "Credit Agreement"). Capitalized terms used herein shall have the meanings given such terms in the Credit Agreement.

         1.2 The Borrower, the Agent and the Lenders desire to amend the Credit Agreement.

    2.   AMENDMENT.

         2.1 Section 2.1(c) shall be amended to delete the first sentence thereof and to insert the following in its place:

              "All Revolving Loans outstanding from time to time shall bear interest per annum, at a rate equal to Prime Rate of Agent in effect from time to time plus a margin, as set forth below, based upon the Borrower's Indebtedness to Tangible Net Worth Ratio, as calculated on a monthly basis as of the first of each month, as follows:

                  LEVERAGE RATIO                          INTEREST RATIO
                  --------------                          --------------

              greater than 2:25 to 1:00               1.0% plus the Prime Rate
              2:00 to 1:00 but not greater than       .75% plus the Prime Rate
              2:25 to 1:00
              less than 2:00 to 1:00                  .50% plus the Prime Rate

         Adjustments to the interest rate shall be made by Agent on the first of each month following receipt by Agent of the Borrower's monthly financial statements required to be provided by Section 4.11 hereof."

         2.2 Section 2.1(e) shall be amended to delete "May 1, 1996" from the first sentence thereof and to insert "July 1, 1997" in its place.

         2.3 Section 4.12 is deleted in its entirety and the following language inserted in its place:

         "4.12. CASH FLOW COVERAGE RATIO. At the end of each fiscal quarter, the ratio of the Borrower's Cash Flow to Borrower's Current Maturities of Long Term Debt plus interest expense plus dividends paid shall at all times exceed 1.25:1 (as calculated on a twelve month moving averaging basis, first tested on December 31, 1994, and thereafter tested monthly on a trailing twelve month basis)."

         2.4 Section 4.13, Current Ratio, is amended to delete the Time Periods and Minimum Ratios as stated therein and the following is inserted in their place:

         "TIME PERIOD                    MINIMUM RATIO
         ------------                    -------------

         January 1, 1996 through            0.80:1
         and including June 30, 1996
         July 1, 1996 through and           0.85:1
         including September 30, 1996

         October 1, 1996 through and        0.90:1
         including December 31, 1996

         January 1, 1997 through and        1.00:1
         including December 31, 1997

         January 1, 1998 and thereafter     1.10:1"

         2.5 Section 4.14 is hereby deleted in its entirety and the following inserted in its place:

    "4.14 INDEBTEDNESS TO TANGIBLE NET WORTH. At the end of each fiscal month of Borrower during the following time periods, the ratios of Borrower's outstanding Indebtedness minus Subordinated Indebtedness to the Borrower's Tangible Net Worth plus Subordinated Indebtedness minus intangible assets, all calculated on a consolidated basis, shall not exceed the following:

    TIME PERIOD                                  MAXIMUM RATIO
    -----------                                  -------------

    January 1, 1996 through and including           2.4:1
    December 31, 1996

    January 1, 1997 through and including           2.1:1
    December 31, 1997

    January 1, 1998 and thereafter                  1.9:1"

         2.6 Section 4.15 is hereby deleted in its entirety and the following inserted in its place:

    "4.15 MINIMUM TANGIBLE NET WORTH. At the end of each fiscal month of Borrower during the following time periods, Borrower shall maintain a minimum Tangible Net Worth plus Subordinated Indebtedness of at least the following amounts:

    TIME PERIOD                            MINIMUM AMOUNT
    -----------                            --------------

    January 1, 1996 through and including   $5,700,000.00
    June 30, 1996

    July 1, 1996 through and including      $6,000,000.00
    December 31, 1996

    January 1, 1997 through and including   $6,400,000.00
    December 31, 1997

    January 1, 1998 and thereafter          $6,800,000.00"

         2.7 Section 4.23 is amended to delete "$900,000.00" from the fifth line thereof and to insert "$750,000.00" in its place.

    3.   WAIVERS.

         3.1 The Lender waives any defaults under Sections 4.12, 4.13, 4.14 and 4.15 occurring prior to the Effective Date.

         3.2 The waivers set forth in Section 3.1 above will relate only to the specific matters covered by such Sections and in no event will the Lender be under any obligation to provide additional waivers with regard to those items or any other provisions of this Credit Agreement or the other Loan Documents.

    4. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Amendment to Credit Agreement (this "Amendment"), the Borrower represents and warrants as follows:

         4.1  The representations and warranties of the Borrower contained in
Section 3 of the Credit Agreement are deemed to have been made again on and as of the date of execution of this Amendment and will apply to this Amendment and the Amendments to Term and Cognovit Notes (the "Note Amendments") between the Borrower and the Lenders of even date herewith.

         4.2 No Event of Default (as such term is defined in Section 8 of the Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

         4.3 The person executing this Amendment and Note Amendments is a duly elected and acting officer of the Borrower and is duly authorized by the Board of Directors of the Borrower to execute and deliver this Amendment and the Note Amendments on behalf of the Borrower.

    5. CONDITIONS. The Agent's and Lenders' consent to this Amendment is subject to the following conditions.

         5.1 The Borrower shall have executed and delivered to the Lenders the Note Amendments.

         5.2 The Lender shall have been furnished copies, certified by the Secretary or Assistant Secretary of the Borrower, of resolutions of the Board of Directors of the Borrower authorizing the execution of this Amendment, the Exhibits hereto and all other documents executed in connection herewith.

         5.3 The representations and warranties of the Borrower in Section 4 herein shall be true.

    6. CLAIMS AND RELEASE OF CLAIMS BY THE BORROWER AND THE GUARANTORS. The Borrower and each of the Guarantors represent and warrant that neither the Borrower nor any of the Guarantors has any claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against the Lender, its direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the forgeoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Lender Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to the Lender to enter into this Agreement, the Borrower and each of the Guarantors jointly and severally, on behalf of themselves, and all of their respective heirs, administrators, successors and assigns hereby knowingly and voluntarily release and discharge all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Agreement, the Note or any documents executed in connection with the Loan Agreement or which was related to or connected in any manner, directly or indirectly to the Loan.

    7.   GENERAL.

         7.1 Except as expressly modified herein, the Credit Agreement, as amended, is and remains in full force and effect.

         7.2 Except as provided for in Section 3 above, nothing contained herein will be construed as waiving any default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lender under or with respect to the Loan, the Credit Agreement, as amended, the Term and Cognovit Notes, as amended or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Loan.

         7.3 This Amendment will be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns.

         7.4 All representations, warranties and covenants made by the Borrower herein will survive the execution and delivery of this Amendment.

         7.5 This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

    Signed at Versailles, OH as of the Effective Date.

                             WHITEFORD FOODS VENTURE, L.P.
                             a Texas limited partnership

                             By:  G/W FOODS, INC., general partner,
                                  a Texas corporation


                                  By: /s/ Albert D. Greenaway
                                  ----------------------------
                                  Print Name: Albert D. Greenaway
                                  Title:  President


PNC BANK, OHIO, NATIONAL ASSOCIATION
a national banking association


By: /s/ Timothy E. Reilly
---------------------------------
Print Name:  Timothy E. Reilly
Title:  Vice President

THE FIFTH THIRD BANK OF WESTERN OHIO
an Ohio state banking corporation


By: /s/ Ronald T. Senci
----------------------------------
Print Name:  Ronald T. Senci
Title:  Senior Vice President

PNC BANK, OHIO, NATIONAL ASSOCIATION
a national banking association


By: /s/ Timothy E. Reilly
------------------------------------
Print Name:  Timothy E. Reilly
Title:  Vice President

STATE OF OHIO  )
               )SS:
COUNTY OF DARKE)

    The foregoing instrument was acknowledged before me this 9th day of May, 1996 by Albert D. Greenaway, President of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas limited partnership.


                             /s/ Sharon K. Henry
                             -----------------------------
                             Notary Public  Sharon K. Henry
                             NOTARY PUBLIC, STATE OF OHIO
                             My Commission Expires May 4, 2000
                             Recorded in Darke County


STATE OF OHIO  )
               )SS:
COUNTY OF DARKE)

    The foregoing instrument was acknowledged before me this 9th day of May, 1996 by Ronald T. Senci, Senior Vice President of The Fifth Third Bank of Western Ohio, an Ohio state banking corporation, on behalf of the banking corporation.


                             /s/ Sharon K. Henry
                             -----------------------------
                             Notary Public  Sharon K. Henry
                             NOTARY PUBLIC, STATE OF OHIO
                             My Commission Expires May 4, 2000
                             Recorded in Darke County


STATE OF OHIO  )
               )SS:
COUNTY OF DARKE)

    The foregoing instrument was acknowledged before me this 9th day of May, 1996 by Timothy Reilly, Vice President of PNC Bank, Ohio, National Association, a national banking association, on behalf of the association.


                             /s/ Sharon K. Henry
                             -----------------------------
                             Notary Public  Sharon K. Henry
                             NOTARY PUBLIC, STATE OF OHIO
                             My Commission Expires May 4, 2000
                             Recorded in Darke County

STATE OF OHIO  )
               )SS:
COUNTY OF DARKE)

    The foregoing instrument was acknowledged before me this 9th day of May, 1996 by Timothy Reilly, Vice President of PNC Bank, Ohio, National Association, a national banking association, on behalf of the association as Agent.


                             /s/ Sharon K. Henry
                             -----------------------------
                             Notary Public  Sharon K. Henry
                             NOTARY PUBLIC, STATE OF OHIO
                             My Commission Expires May 4, 2000
                             Recorded in Darke County